UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 16, 2013

CORPORATE OFFICE PROPERTIES TRUST

CORPORATE OFFICE PROPERTIES, L.P.

(Exact name of registrant as specified in its charter)

Corporate Office Properties Trust	Maryland	1-14023	23-2947217
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

Corporate Office Properties, L.P.	Delaware	333-189188	23-2930022
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

6711 Columbia Gateway Drive, Suite 300

Columbia, Maryland 21046

(Address of principal executive offices)

(443) 285-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

As previously disclosed, on September 16, 2013, the operating partnership, Corporate Office Properties, L.P. (“COPLP”), of Corporate Office Properties Trust (“COPT”) consummated the offering of $250 million aggregate principal amount of its 5.25% Senior Notes due 2024 (the “Notes”).  The offering of the Notes was registered under the Securities Act of 1933, as amended, pursuant to the Registration Statement on Form S-3 (File No. 333-190137) filed by COPT and COPLP with the Securities and Exchange Commission on July 25, 2013.

The terms of the Notes are governed by a senior indenture, dated as of September 16, 2013, by and among COPLP, as issuer, COPT, as guarantor, and U.S. Bank National Association, as trustee (the “Base Indenture”), as supplemented and amended by a supplemental indenture thereto, dated as of September 16, 2013 (the “First Supplemental Indenture,” and together with the Base Indenture, the “Indenture”).  The Base Indenture and the First Supplemental Indenture are filed as Exhibit 99.1 and Exhibit 99.2 hereto, respectively.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

On September 17, 2013, COPT entered into the Thirty-First Amendment (the “COPLP Amendment”) to the Second Amended and Restated Limited Partnership Agreement (as amended, the “Partnership Agreement”) of COPLP.  The COPLP Amendment, which is attached hereto as Exhibit 99.3, was entered into in order to update the Partnership Agreement for certain changes in the ownership of COPLP.  Other than to reflect such changes, the COPLP Amendment contains no substantive terms.

The summaries of the Base Indenture, First Supplemental Indenture and COPLP Amendment in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired

None

(b)                                 Pro Forma Financial Information

None

(c)                                  Shell Company Transactions

None

(d)                                 Exhibits

Exhibit Number	Exhibit Title
99.1	Indenture, dated September 16, 2013, by and among Corporate Office Properties, L.P., as issuer, Corporate Office Properties Trust, as guarantor, and U.S. Bank National Association, as trustee

99.2

First Supplemental Indenture, dated September 16, 2013, by and among Corporate Office Properties, L.P., as issuer, Corporate Office Properties Trust, as guarantor, and U.S. Bank National Association, as trustee

99.3	Thirty-First Amendment to Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P., dated September 17, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

	CORPORATE OFFICE PROPERTIES TRUST		CORPORATE OFFICE PROPERTIES, L.P.
By: Corporate Office Properties Trust,
its General Partner

	/s/ Stephen E. Riffee		/s/ Stephen E. Riffee
	Stephen E. Riffee		Stephen E. Riffee
	Executive Vice President and Chief Financial Officer		Executive Vice President and Chief Financial Officer

Dated:	September 19, 2013	Dated:	September 19, 2013

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Indenture, dated September 16, 2013, by and among Corporate Office Properties, L.P., as issuer, Corporate Office Properties Trust, as guarantor, and U.S. Bank National Association, as trustee

99.2

First Supplemental Indenture, dated September 16, 2013, by and among Corporate Office Properties, L.P., as issuer, Corporate Office Properties Trust, as guarantor, and U.S. Bank National Association, as trustee

99.3	Thirty-First Amendment to Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P., dated September 17, 2013.